SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 27, 2004 (February 17, 2004)

LABARGE, INC
(Exact name of Registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-05761                                      73-0574586
(Commission File Number)      (IRS Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri                  63124
(Address of principal executive offices                  (Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements Pro forma Financial Information and Exhibits

     On February 23, 2004, Registrant, filed a Current Report on Form 8-K to report its acquisition, through its wholly-owned subsidiary, LaBarge Electronics, Inc. ("LBE"), of substantially all the assets and assumed operating liabilities of Pinnacle Electronics, LLC, a Delaware limited liability company ("Pinnacle"). Pinnacle was a wholly owned subsidiary of Braddock Holdings, LLC ("Braddock"), a Delaware limited liability company. Braddock was created for the express purpose of holding a majority of the outstanding stock of Pinnacle. Braddock had no operations outside of Pinnacle. On September 14, 2001, Pinnacle acquired certain assets and liabilities of Contraves, Inc.

The total purchase price for Pinnacle was $43.4 million, consisting of $41.0 million of cash paid at closing, a net working capital adjustment of $2.1 million paid on April 14, 2004, and incurred transaction costs of $0.3 million.

As permitted under Item 7 of Form 8-K, Registrant indicated that it would file the financial statements and pro forma financial information required under Items 7(a) and 7(b) for Form 8-K no later than the date required. This amendment to Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report for Form 8-K filed by Registrant on February 23, 2004.

  Financial Statements of Business Acquired.
        Audited consolidated financial statements of Braddock as of December 28, 2003 and December 29, 2002 and for the years ended December 28, 2003 and December 29, 2002.
        The consolidated audited financial statements of Braddock as of December 29, 2002 and December 29, 2001, for the year ended December 29, 2002 and for the period September 15, 2001 through December 29, 2001.
        The audited financial statements of Contraves, Inc. as of September 14, 2001 and for the period January 1, 2001 through September 14, 2001.
  Pro Forma Financial Information.

  The following unaudited pro forma combined condensed consolidated financial statements of LaBarge, giving effect to the acquisition of Pinnacle, prepared pursuant to Article 11 of Regulation S-X, are included as Exhibit 99.2 in this amended Current Report:

        Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of December 28, 2003.
        Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the six months ended December 28, 2003.
        Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended June 29, 2003.
        Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBARGE, INC.

Date:	4/27/2004	By:	/s/Donald H. Nonnenkamp
Donald H. Nonnenkamp
Vice President and Chief Financial Officer

  EXHIBIT INDEX

  Exhibit No.      Exhibit

23.1	Consents of Ernst & Young LLP, Independent Auditors.
99.1

   Audited consolidated financial statements of Braddock as of December 28, 2003 and December 29, 2002 and for the years ended December 28, 2003 and December 29, 2002.
   Audited consolidated financial statements of Braddock as of December 29, 2002 and December 29, 2001, for the year ended December 29, 2002 and for the period September 15, 2001 through December 29, 2001.
   Audited financial statements of Contraves, Inc. as of September 14, 2001 and for the period January 1, 2001 through September 14, 2001.

99.2	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements giving effect to the acquisition of Pinnacle by Registrant.